Fifth Third Bank | All Rights Reserved
Investor Update
May 2010
Please refer to earnings release dated April 22, 2010 and 10-Q dated
May 7, 2010 for further information, including full results reported on a U.S.
GAAP basis
Exhibit 99.1

2
Fifth Third Bank | All Rights Reserved
Fifth Third franchise
* As of 5/13/10
$113 billion assets (#13)
$84 billion deposits (#13)
$11 billion market cap (#13)*
16 affiliates in 12 states
1,309 banking centers
2,364 ATMs
Leading market share in mature Midwest
market
Built strong presence in higher growth
Southeastern markets over past 5 years
Naples
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri

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Fifth Third Bank | All Rights Reserved
Diversified franchise
2009 net revenue - $2.8 billion*
Branch Banking (38% of net revenue)
Retail and business banking
$18.4B average loans; $44.6B average core deposits
3.8M customers; 1.4M online banking customers
Commercial Banking (35% of net revenue)
Corporate and middle market lending, treasury services,
international trade finance, commercial leasing and
syndicated finance
$41.4B average loans; $18.4B average core deposits
765 corporate client relationships and 13,500 middle market
client relationships
Consumer Lending (22% of net revenue)
Real estate-secured mortgages, home equity loans, credit
cards, student loans, and auto lending
$20.5B average loans
7,600 dealer indirect auto lending network
Investment Advisors (5% of net revenue)
Private Bank, Retail Brokerage, Asset Management, and
Institutional Services
$3.1B average loans; $4.9B average core deposits
$25B assets under management; $187B assets under care
* Represents tax-equivalent net revenue (income before taxes, excluding provision for loan and lease losses). Excludes $1.5B general corporate, of which approximately
$221M represented 1H09 contribution of Fifth Third Processing Solutions (51% interest subsequently sold)
38%
22%
35%
5%
Branch
Banking
$1.1B
Investment
Advisors
$139M
Commercial
Banking
$1.0B
Consumer Lending
$610M

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Fifth Third Bank | All Rights Reserved
1Q10 in review
• Net loss of $10 million
versus 4Q09 net loss of
$98 million
• Pre-provision net revenue
of $568 million, up $6
million from 4Q09
• Net interest margin of
3.63%, up 8 bps
sequentially
• Average core deposits up
$4.4B, or 6% sequentially
• Extended $18 billion of new
and renewed credit
Strong operating trends
• Nonperforming assets declined
3% and nonperforming loans
declined 7% sequentially
(lowest levels since 2Q09)
– Total delinquencies
declined 15% sequentially
(lowest level since 3Q07)
• Net charge-offs declined 18%
sequentially (lowest level since
1Q09)
• Allowance to loan ratio of
4.91%, 139% of nonperforming
loans and leases and 1.6 times
annualized 1Q10 net charge-
offs
• Realized credit losses have
been significantly below SCAP
scenarios
Significant improvements in credit
• Tangible common equity
ratio of 6.4%
• Tier 1 common ratio of
7.0%
• Leverage ratio of 12.0%
(8.9% ex-TARP)
• Tier 1 capital ratio of
13.4% (10.0% ex-TARP)
Robust capital levels

5
Fifth Third Bank | All Rights Reserved
Peer performance summary
Source: SNL and company reports.
(1) Regional bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, WFC, and ZION, unless otherwise noted.
(2) Midwest peer average consists of  CMA, HBAN, KEY, MI, and USB, unless otherwise noted.
* Operating fee growth, core pre-tax pre-provision earnings, and operating efficiency ratio exclude the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, and other non-recurring items. Average loans include only loans held-for-investment. NPAs exclude loans held-for-sale and covered assets.
Continued relative outperformance on key value drivers
FITB
1Q10
Regional
bank peers
(1)
1Q10
Midwest
peers
(2)
1Q10
SEQ performance
vs. peers
Net interest margin / (bps) 3.63% (+8) 3.60% (+13) 3.37% (+18) Better
Operating fee growth* -1% -9% -5% Better
Core pre-tax pre-provision earnings* / loans 2.9% 2.7% 2.6% Better
Operating efficiency ratio* 62% 64% 65% Better
Average core deposits growth 6% 0% 0% Better
Average loan growth* 1% -1% -2% Better
NPA ratio* / (bps) 4.02% (-20) 4.33% (+11) 3.47% (-7) Better
Net charge-off ratio / (bps) 3.01% (-61) 2.48% (-46) 2.86% (-90) Area of focus

FIFTH THIRD BANK

Core PPNR +18%; Credit adjusted PPNR +14%

3.3%

©

6
Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
4.6%
4.5%
4.2%
3.2%
2.9%
2.7%
2.6%
2.0%
1.9% 1.9%
1.7% 1.7%
1.4%
WFC USB PNC BBT FITB MTB HBAN KEY MI CMA STI RF ZION
Peer average: 2.7%
1Q10 core PPNR / average loans (annualized)*
Core PPNR trend
Fifth Third’s pre-tax, pre-provision net revenue (PPNR) to loans higher than most regional bank peers
Core PPNR reconciliation
Credit adjusted PPNR
/ Average Loans
Source: SNL and company reports. Core PPNR excludes securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, divested fees and expenses related to FTPS, and other non-recurring items where appropriate. Credit-related adjustments include mortgage repurchase expenses, provision for unfunded commitments expense, derivative valuation adjustments, OREO expenses and other workout related expenses.
94
57
111
73
91
483
564
535
562
3
8
45
30
1
$0
$100
$200
$300
$400
$500
$600
$700
1Q09 2Q09 3Q09 4Q09 1Q10
Core Fee Income Credit Items Noninterest Expense Credit Items
569
1Q09 2Q09 3Q09 4Q09 1Q10
Reported PPNR (GAAP) $511 $2,393 $844 $562 $568
Adjustments:
Gain on sale of Visa shares - - (244) - -
BOLI charge 54 - - - -
Gain from sale of processing interest - (1,764) 6 - -
Divested merchant and EFT revenue (155) (169) - - -
Class B Visa swap fair value adjustment - - - - 9
Securities gains/losses 24 (5) (8) (2) (14)
Visa litigation reserve expense - - (73) - -
Other litigation reserve expense - - - 22 4
FTPS Warrants - - - (20) 2
Seasonal pension expense - - 10 - -
FDIC special assessment - 55 - - -
Divested merchant and EFT expense (estimated) 49 54 - - -
Core PPNR $483 $564 $535 $562 $569
Credit Related Items:
OREO write-downs, FV adjs, & G/L on loan sales 3 8 45 30 1
Problem asset work-out expenses 94 57 111 73 91
Credit adjusted PPNR $580 $629 $691 $665 $661

Core fees +1%; Core fees excluding credit items 0%

Core expenses +4%; Core expenses excluding credit items +5%

6

7
Fifth Third Bank | All Rights Reserved
Stable income and expense in difficult environment
Core fee income ($M)
Core expenses ($M)
• Strong mortgage banking results continued in 1Q10,
resulting in $3.5B of originations and $152M in net
revenue
• Investment advisory revenue up 5% from previous qtr
• Card and processing revenue sequential decrease 4%
– Debit interchange: $46M 1Q10; $177M 2009
– Credit interchange: $21M 1Q10; $85M 2009
• Corporate banking revenue down 8% sequentially
driven by declines in business lending fees, foreign
exchange revenue, and institutional sales
• Credit-related costs affected fee income by $1M in
1Q10 compared with $30M the previous quarter
• Sequential increase in core expenses driven by
elevated credit costs and seasonal benefits expense
partially offset by disciplined discretionary expense
control
• Core efficiency ratio of 62.4% in 1Q10, an improvement
from 65.1% in 1Q09
• Credit-related costs affected non-interest expenses by
$91M in 1Q10 compared with $73M the previous
quarter
• Total expense related to mortgage repurchases ~$39M
in 1Q10 compared with $18M in 4Q09 and $6M in 1Q09
* Refer to slide 6 for itemized effects of non-core fees and expenses
620
645
605
629 624 624
653
650
659
625
$0
$100
$200
$300
$400
$500
$600
$700
1Q09 2Q09 3Q09 4Q09 1Q10
Core Fee Income Excluding Credit Items
913 912
938
945 952
819
856
828
872
861
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
1Q09 2Q09 3Q09 4Q09 1Q10
Core Noninterest Expense Excluding Credit Items

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Fifth Third Bank | All Rights Reserved
Net interest income
Core NII and NIM*
• Trends in net interest income and net
interest margin favorably compare with
peers
– NIM up 8 bps in 1Q10 vs. 4Q09
• Expect continued margin benefit
through 2010 from CD maturities and
improved loan spreads
(bps)
Reported NIM and YOY growth versus peers
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL and company reports
* Core results exclude $6M charge related to leveraged lease litigation in 1Q09. Also excluded are $41M, $35M, $27M, $24M, and $19M in loan discount accretion from the First Charter acquisition in 1Q09, 2Q09, 3Q09, 4Q09, and 1Q10 respectively.
Yields and rates*
($Ms)
$746
$801
$847
$859
$882
2.92%
3.13%
3.33%
3.45%
3.55%
2.0%
2.5%
3.0%
3.5%
4.0%
1Q09 2Q09 3Q09 4Q09 1Q10
$400
$500
$600
$700
$800
$900
Net interest income (right axis) NIM
3.63% 57 bps 3.60%
36 bps
NIM NIM growth
FITB Peer average
1.0%
2.0%
3.0%
4.0%
5.0%
1Q09 2Q09 3Q09 4Q09 1Q10
0
100
200
300
400
Spread (right axis) Asset yield Liability rate

9
Fifth Third Bank | All Rights Reserved
Balance sheet:
Continued growth in core funding
• Extended $18B of new and renewed credit in 1Q10
• CRE loans down 4% sequentially and 12% from the previous year
– New homebuilder/developer, non-owner occupied CRE suspended 2008
• C&I loans down 1% sequentially and 12% from the previous year largely due to lower line utilization and soft demand*
• Strong mortgage originations - $1.5B in residential mortgage loans held-for-
sale warehouse (not carried in loans held-for investment)
• Core deposit to loan ratio of 97%, up from 80% in 1Q09
• Everyday Great Rates strategy continues to drive core deposit growth
– DDAs up 4% sequentially and 21% from the previous year
– Commercial core deposits up 20% sequentially and 46% from the previous year
– Retail core deposits up 1% sequentially and 3% from the previous year
Average loan growth ($B)^
Average core deposit growth ($B)
84
82
80
78
78
67
69 70
72
76
Average wholesale funding ($B)
35
31
26
20
22
• Reduced wholesale funding by $1.9 billion sequentially and $14.7 billion from the previous year
– Non-core deposits down 14% sequentially and 40% from the previous year
– Short term borrowings down 52% sequentially and 84% from the previous year
– Long-term debt up 10% sequentially and down 8% from the previous year
• Portion of excess core funding invested in agency mortgage-backed securities
(balance sheet hedges added to mitigate interest rate risk)
^ Excludes loans held-for-sale * Excludes the impact of $724M in C&I balances that were consolidated on January 1, 2010
Note: Numbers may not sum due to rounding
50 49
48
45 45
34
33
33
32 33
1Q09 2Q09 3Q09 4Q09 1Q10
Commercial Loans Consumer Loans
30
32 32
34
38
21
21 21
22
23
16
16 17
16
15
1Q09 2Q09 3Q09 4Q09 1Q10
Demand/IBT Savings/MMDA Consumer CD/Core foreign
12
12
10
8
7
10
8
6
4
2
13
11
10
10
11
1Q09 2Q09 3Q09 4Q09 1Q19
Non-core deposits ST borrowings LT debt

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
FITB
Peer Average

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
(7.5%)
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
FITB
Peer Average

Improving credit results
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800M in NCOs related to commercial losses moved to held-for-sale
NPA ratio vs. peers Net charge-off ratio vs. peers*
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
10
Fifth Third Bank | All Rights Reserved

11
Fifth Third Bank | All Rights Reserved
Manageable commercial real estate exposure
CRE / Assets
Source: SNL and company reports.
Peer average: 215%
CRE / (TCE + Reserves)
Peer average: 18%
12%
12%
11% 11%
8%
33%
30%
24%
24%
24%
15%
14%
MI MTB ZION RF CMA KEY HBAN FITB STI USB BBT WFC PNC
473%
312%
295%
264%
209%
173%
168%
154%
147%
143%
136%
123%
117%
MTB MI RF ZION CMA USB HBAN KEY STI BBT FITB WFC PNC
13%
CRE exposure lower than peer average; problems relatively more manageable given capital and reserves

12
Fifth Third Bank | All Rights Reserved
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
$3,750
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
Updated credit loss expectations vs. SCAP scenarios
Realized credit losses have been significantly below SCAP submissions; expected to continue
2008 2009 2010
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
** Source for macroeconomic assumptions: Moody’s Economy.com. Assumptions as of March 2010.
Fifth Third
capitalized for this
level of credit
losses under SCAP
(plus surplus raised
vs. buffer)
$4.1B
$5.0B
$2.8B
Moody’s Weaker
Recovery / Mild
Second Recession
Case** Assumptions
(Mar. 2010)
Moody’s Base
Case** Assumptions
(Mar. 2010)
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario*
(Supervisory; Mar 2009)
Actual
$2.6B
Actual
$2.7B
$2.9B
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes
– Economic and credit market
conditions are much
improved versus those
expected in spring 2009
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Weaker Recover / Mild Second
Recession Case (as of March
2010)**
Our current expectation is for
2010 losses to be lower than 2009

13
Fifth Third Bank | All Rights Reserved
Strong reserve position
Coverage ratios are strong relative to peers
Industry leading reserve level
1. FITB 4.91%
2. KEY 4.34%
3. ZION 4.05%
4. HBAN 4.00%
5. RF 3.61%
6. MI 3.57%
7. PNC 3.38%
8. WFC 3.22%
9. USB 2.80%
10. STI 2.79%
11. BBT 2.65%
12. CMA 2.42%
13. MTB 1.75%
Peer Average 3.21%
Reserves / Loans
490
626
756
708
582
196
283
415
68
8
4.88% 4.91%
3.31%
4.28%
4.69%
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Net Charge-offs Additional Provision Reserves
139%
122%
161%
90%
78%
141%
Reserves / NPLs Reserves / NPAs Reserves / Annualized NCOs
FITB Peer Average
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.

14
Fifth Third Bank | All Rights Reserved
Robust capital position
Source: SNL and company reports.
* MTB Tier 1 common ratio as of 12/31/09.
Strong capital ratios relative to peers, particularly considering reserve levels
11.7%
10.4%
10.3%
10.0% 9.9%
9.9%
9.9%
9.6%
8.7%
8.3%
8.2%
7.9%
7.4%
BBT CMA PNC FITB WFC KEY USB STI HBAN ZION RF MTB MI
16.8%
15.9%
14.3%
14.1%
13.7%
12.7%
12.5%
12.2% 12.2%
12.0% 11.9%
10.6%
8.6%
KEY CMA FITB MI WFC RF STI BBT ZION HBAN PNC USB MTB
(TCE + reserves) / Loans
Peer average: 12.8%
Peer average w/
TARP: 11.1%
Peer average
w/o TARP: 9.4%
Tier 1 capital ratio (with and without TARP)
8.9%
11.1%
13.1%
12.0%
11.2%
13.4%
12.9%
11.7%
Tangible common equity ratio
9.7%
8.0%
7.4%
6.8%
6.7%
6.4%
6.3%
6.2%
6.1%
5.8%
5.4% 5.4%
5.3%
CMA MI KEY WFC STI FITB ZION BBT RF HBAN MTB USB PNC
Peer average: 6.6%
Tier 1 common ratio
9.6%
8.7%
7.9%
7.7%
7.5%
7.3%
7.1% 7.1% 7.1% 7.1%
7.0%
6.5%
5.7%
CMA BBT PNC STI KEY MI RF USB WFC ZION FITB HBAN MTB*
Peer average: 7.4%

15
Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Net loans and leases / core deposits
Source: 3/31/2010 Company Y9C reports
*Noncore funding dependence as of 12/31/09 as 3/31/10 BHCPR reports not yet available
• Over the past year, Fifth Third has reduced its net noncore funding reliance by 20%, more than any peer other than Comerica*
– Fifth Third has the 2
nd
lowest net noncore funding dependence among its peers*
• Fifth Third has no holding company debt maturing in the next year and less than 1% of consolidated Bancorp debt, lower than peers
Peer average: 104%
92%
94%
98% 98%
99%
102%
105%
106%
107% 107%
111%
112%
116%
PNC HBAN RF FITB ZION STI MI KEY BBT WFC MTB CMA USB

L-T debt 10%
Demand 17%
Equity 12%
Other liabilities 3%
Interest checking 17%
S-T borrowings 2%
Non-core deposits 6%
Consumer time 11%
Foreign office 2%
Savings/ MMDA 20%

16
Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Retail Brokered CD maturities: $813M in 2010; $31M in 2011
3/31 unused avail. capacity $27B ($18.5B in Fed and $8.7B in FHLB)
FHLB borrowings $2.6B; Q1 avg. core deposits $76B; equity $14B
All market borrowings by Fifth Third Bank
Holding Company cash at 3/31/10: $1.35B
—
Total Fed deposits ~$4.0B
Expected cash obligations over the next 12 months (assuming no
TARP repayment)
— $0 debt maturities
— ~$39M common dividends
— ~$205M preferred dividends  (~$35M Series G, ~$170M TARP)
— ~$237M interest and other expenses
Cash currently sufficient to satisfy all fixed obligations* over the next 24 months without accessing capital markets/subsidiary
dividends
Bank unsecured debt maturities ($M – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($M)
* Debt maturities, common and preferred dividends, interest and other expenses
$52
$500 $500
0   0   0
2010 2011 2012 2013 2014 2015 on
0 0 0
$750
0
$5.0B
2010 2011 2012 2013 2014 2015 on
Fifth Third Bancorp Fifth Third Capital Trust

17
Fifth Third Bank | All Rights Reserved
2010 developments
Fifth Third response Macro themes
• Sluggish loan demand
• Deposits to grow but
expect some diminution
as later liquidity drawn
down by deposits to
support expansion in
spending
• Additional consumer
regulation
• Higher interest rates late
2010 / early 2011
• TARP repayment
• Leverage existing customer relationships at the local level to offer our full portfolio of products and services across all of our lines of business
• Invest in sales force expansion initiatives to increase resources and branch hours while maintaining focus on a near-term return to profitability
• Reorient fee structure of products and services to offer a clearer and higher value proposition to our clients and create more
sustainable, consistent growth
• Maintain excess liquidity, neutral to modest asset sensitive positioning
• Remain committed to repayment in a manner that is in the best interest of all constituents, including shareholders

FIFTH THIRD BANK

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has given us the opportunity to hire strong talent from former competitors

18 Fifth Third Bank | All Rights Reserved Continuing to invest for the future 18 Fifth Third Bank | All Rights Reserved

19
Fifth Third Bank | All Rights Reserved
Summary
Fifth Third continues to execute on its strategic initiatives and is focused on being well-positioned for the turn of the cycle.
• Dedicated to serving the needs
of families and businesses for
more than 150 years
• Businesses creating new and
profitable opportunities to
enhance value
• Trends in NII and NIM
favorably compare with peers
• Ongoing expense control
• Continued shift back toward
core funding
Core franchise remains strong
• Strong reserve coverage of
problem loans
• Aggressive management has
mitigated areas of highest risk
• Significantly enhanced SAG
and workout resources, while
continuing prudent lending
practices
• Significantly improved credit
trends in 1Q10
Aggressive management of
credit issues
• Successfully completed June
2008 capital plan and SCAP
capital actions
• Actions exceeded SCAP Tier 1
common equity commitment
by 80%
• Current capital levels able to
withstand significant additional
economic deterioration as
demonstrated by the SCAP
assessment
Robust capital levels

20
Ó Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect
Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)
difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of compute systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
Investor Update
Supplement
May 2010
Please refer to earnings release dated April 22, 2010 and 10-Q dated
May 7, 2010 for further information, including full results reported on a U.S.
GAAP basis

Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases
Average core deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
Asset Quality:
Net charge-offs
Loan loss allowance^
Nonperforming assets^
Capital Ratios:
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Second quarter 2010 outlook
2Q10 Outlook
$80.1 billion
$76.3 billion
$901 million
3.63%
$627 million
$956 million
$568 million
$582 million
$3.8 billion (4.9%)
$3.1 billion (4.0%)
7.0%
12.0%
13.4%
17.6%
Relatively stable
Consistent with 1Q10
Consistent with 1Q10 or
up modestly
~$600 million +/-
Down ~$10-$15 million
Consistent with 1Q10
Down ~$100 million +/-
Begin to decline
Relatively stable
Stable to modestly
higher
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
^ Ratios as a percent of loans excluding held-for-sale.
1Q10 Actual Results

Fifth Third Bank | All Rights Reserved
Fifth Third credit ratings
Fifth Third Bancorp
Moody's Standard & Poor's Fitch DBRS
Short Term Debt P-2 Short Term Issuer A-2 Short Term Issuer F1 Short Term R-1L
Senior Unsecured Baa1 Long Term Issuer BBB Long Term Issuer A- Long Term Issuer AL
Individual Rating C
Outlook Negative Outlook Negative Outlook Negative Outlook Stable
Outlook Date 4/14/2009 Outlook Date 6/17/2009 Outlook Date 6/23/2009 Outlook Date 11/24/2009
Fifth Third Bank (OH)
Moody's Standard & Poor's Fitch DBRS
Short Term Debt P-1 Short Term Issuer A-2 ST Issuer Default F1 Short Term R-1L
Long Term Issuer A2 Long Term Issuer BBB+ Long Term Issuer A- Long Term Deposit A
Long Term Deposit A2 Long Term Deposit A Senior Unsecured A

Fifth Third Bank | All Rights Reserved
Fifth Third outstanding debt
Outstanding Debt
Holding Company
Type Issue Date Maturity Date Amount  Rate Type Rate
Senior Notes
04/30/08 05/01/13
$              750,000,000 Fixed 6.25%
Subordinated Debt
12/13/06 12/20/16
$              250,000,000 Floating 3ML + .42%
Subordinated Debt
12/20/06 01/15/17
$              500,000,000 Fixed 5.45%
Subordinated Debt
05/23/03 06/01/18
$              500,000,000 Fixed 4.50%
Trust Preferred*
04/10/02 04/22/32
$                25,774,000 Floating 6ML + 3.70%
Trust Preferred*
12/19/02 12/26/32
$                10,310,000 Floating 3ML + 3.25%
Trust Preferred*
08/08/03 09/17/33
$                15,464,000 Floating 3ML + 3.10%
Trust Preferred*
12/31/03 12/30/33
$                41,238,000 Floating 3ML + 2.79%
Trust Preferred*
03/31/04 06/17/34
$                25,774,000 Floating 3ML + 2.90%
Trust Preferred*
06/28/05 09/15/35
$                36,083,000 Floating 3ML + 1.42%
Trust Preferred*
09/29/05 12/15/35
$                25,774,000 Floating 3ML + 1.69%
Subordinated Debt
03/04/08 03/01/38
$          1,000,000,000 Fixed 8.25%
Trust Preferred
03/30/07 04/15/47
$              750,000,000 Fixed / Float 6.5% / 3ML + 1.37%
Trust Preferred
08/08/07 08/15/67
$              575,000,000 Fixed / Float 7.25% / 3ML + 2.57%
Trust Preferred
10/23/07 11/15/67
$              862,500,000 Fixed / Float 7.25% / 3ML + 3.03%
Trust Preferred
05/06/08 05/15/68
$              400,000,000 Fixed / Float 8.88% / 3ML + 5.00%
* Acquired through acquisitions
Bank Entity
Type Issue Date Maturity Date Amount  Rate Type Rate
Senior Notes
05/17/06 05/17/13
$              500,000,000 Floating 3ML + .11%
Subordinated Debt
01/31/05 02/01/15
$              500,000,000 Fixed 4.75%

Fifth Third Bank | All Rights Reserved
Updated stress testing - process overview
Similar process to that used in 2008 and SCAP processes; updated for actual performance and current economic expectations
Moody’s “Base” and “Weaker Recovery/Mild Second Recession” scenarios key economic assumptions
Commercial
— 33 geographic/industry sectors analyzed and regressed against economic and performance drivers
— Migration trends from criticized to nonaccrual and charge-off evaluated by region and industry
Consumer
— Portfolios subdivided into appropriate categories (i.e. liquidating vs. non-
liquidating home equity)
— Results derived using combination of regression models, loss curves and roll rates, and applied economic factors
–
Mortgage and home equity key correlation: HPI
–
Credit card key correlation: unemployment
–
Other consumer key correlations: unemployment and GDP
Base Adverse
Economic Assumptions* 2010 2010
Peak Unemployment 10.3% 11.4%
GDP 2.4% 0.3%
Avg. change in quarterly HPI (1.8%) (2.7%)
* Moody’s Economy.com; as of March 2010

Fifth Third Bank | All Rights Reserved
Fifth Third Bank: Strongly capitalized
Data as of 1Q10. Source: SNL Financial.
Fifth Third Bank is the most well-capitalized large U.S. bank.
Tier 1 Total Capital
Capital Ratio Ratio
Lead Banks 1Q10 Lead Banks 1Q10
Fifth Third Bank 13.9% Fifth Third Bank 15.9%
CitiBank, NA 13.6% CitiBank, NA 15.5%
BB&T (Bank) 12.3% PNC Bank, National Association 15.1%
PNC Bank, National Association 11.5% BB&T (Bank) 14.8%
Regions Bank 10.6% KeyBank National Association 14.4%
Bank of America, National Association 10.5% JPMorgan Chase Bank, National Association 14.1%
Capital One, National Association 10.3% Bank of America, National Association 14.0%
Wells Fargo Bank, National Association 10.2% Regions Bank 13.9%
KeyBank National Association 10.2% Comerica Bank 13.7%
JPMorgan Chase Bank, National Association 10.0% Wells Fargo Bank, National Association 13.3%
Comerica Bank 9.6% M&I Marshall and Illsey Bank 12.8%
M&I Marshall and Illsey Bank 9.2% SunTrust Bank 12.2%
SunTrust Bank 8.9% Manufacturer's and Traders Bank 12.0%
Manufacturer's and Traders Bank 8.2% Capital One, National Association 11.7%
U.S. Bank National Association 7.6% Huntington Bancshares, NA 11.5%
Huntington Bancshares, NA 7.1% U.S. Bank National Association 11.4%
Peer Average 10.0% Peer Average 13.4%

Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Reserves / NPAs
Reserves / Loans
Data as of 1Q10. Source: SNL Financial and company reports.
NPLs and NPAs exclude loans held-for-sale.
Reserves / Net Charge-offs (Annualized)
Reserves / NPLs
Peer average: 3.2%
Peer average: 141%
Peer average: 90%
Peer average: 78%
4.9%
4.3%
4.1%
4.0%
3.6%
3.6%
3.4%
3.2%
2.8%
2.8%
2.7%
2.4%
1.8%
FITB KEY ZION HBAN RF MI PNC WFC USB STI BBT CMA MTB
150%
139%
117%
94%
92% 92%
86% 85%
84%
80%
76%
67%
61%
USB FITB KEY BBT PNC WFC RF CMA HBAN MI ZION MTB STI
131%
122%
109%
81%
80%
79%
77%
74%
64% 64%
62%
61%
54%
USB FITB KEY PNC WFC CMA HBAN RF ZION MI MTB BBT STI
236%
192%
174%
161%
155%
143% 143%
118%
116%
115% 114%
97%
89%
MTB PNC ZION FITB HBAN BBT CMA WFC KEY USB RF STI MI

Fifth Third Bank | All Rights Reserved
1Q10 net charge off and NPA ratios
Fifth Third Bank key credit metrics have moved in line with other large U.S. banks
Data as of 1Q10. Source: SNL Financial and company reports.
Bank
1Q10 NCO
Ratio Bank
1Q10 NPA
Ratio
M&T Bank Corporation 0.7% U.S. Bancorp 2.3%
Comerica Incorporated 1.7% JPMorgan Chase & Co. 2.7%
PNC Financial Services Group, Inc. 1.8% M&T Bank Corporation 2.8%
BB&T Corporation 1.9% Comerica Incorporated 3.1%
Zions Bancorporation 2.3% Bank of America Corporation 3.7%
U.S. Bancorp 2.4% Fifth Third Bancorp 4.0%
Huntington Bancshares Incorporated 2.6% Wells Fargo & Company 4.0%
Wells Fargo & Company 2.7% PNC Financial Services Group, Inc. 4.1%
SunTrust Banks, Inc. 2.9% Citigroup Inc. 4.2%
Fifth Third Bancorp 3.0% KeyCorp 4.3%
Regions Financial Corporation 3.2% BB&T Corporation 4.4%
KeyCorp 3.7% Regions Financial Corporation 5.2%
Marshall & Ilsley Corporation 3.9% Huntington Bancshares Incorporated 5.2%
Bank of America Corporation 4.4% SunTrust Banks, Inc. 5.3%
JPMorgan Chase & Co. 4.4% Marshall & Ilsley Corporation 5.6%
Citigroup Inc. 4.6% Zions Bancorporation 6.4%
Capital One Financial Corporation 6.1% Capital One Financial Corporation N/A
Top U.S. Bank Average 3.1% Top U.S. Bank Average 4.2%

Fifth Third Bank | All Rights Reserved
Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $81 million in
1Q10
– Total charge-off ratio 3.0% (2.4% ex-HBs)
– Commercial charge-off ratio 3.1% (2.6% ex-
HBs)
• Brokered home equity charge-offs 6.2% in 1Q10
– Direct home equity portfolio 1.6%
1Q10 NCO Ratios Coml Cons Total
FL/MI 5.5% 5.2% 5.3%
Other 2.3% 2.1% 2.2%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($1.9B)
Suspended in 2008
• Homebuilder/residential development ($1.3B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.0B)
Saleability
• All mortgages originated for intended sale*
Total 3.1% 2.9% 3.0%

Other consumer 1%
C&I 28%
Commercial mortgage 17%
Commercial construction 13%
Coml Lease 1%
Residential mortgage 15%
Home equity 12%
Auto 5%
Card 8%

FL 22%
MI 24%
OH 15%
IN 5%
IL 11%
KY 4%
TN 3%
NC 4%
Other / National 12%

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
Net charge-offs by loan type
Net charge-offs by geography
*NPAs exclude loans held-for-sale.
Ratios in above tables are subject to rounding.
($ in millions) C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $26,131 $11,744 $3,277 $3,388 $44,541 $7,918 $12,186 $10,180 $1,863 $736 $32,882 $77,423
% of total 34% 15% 4% 4% 58% 10% 16% 13% 2% 1% 42%
NPAs $788 $1,002 $569 $55 $2,414 $521 $70 $22 $101 $1 $715 $3,129
NPA / Loans + OREO 3.01% 8.43% 16.95% 1.62% 5.39% 6.48% 0.57% 0.22% 5.45% 0.12% 2.16% 4.02%
Net charge-offs $161 $99 $78 $4 $342 $88 $73 $31 $44 $4 $240 $582
Net charge-off ratio 2.49% 3.42% 8.57% 0.44% 3.07% 4.46% 2.38% 1.27% 9.23% 2.07% 2.93% 3.01%

3,500
3,000
2,500
2,000
1,500
1,000
500
0
1Q09
2Q09
3Q09
4Q09
1Q10
C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
1Q09
2Q09
3Q09
4Q09
1Q10
C&I/Lease
Auto/Other
CRE
Res RE

9

Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Total NPAs Total NCOs

3,500
3,000
2,500
2,000
1,500
1,000
500
-
1Q09
2Q09
3Q09
4Q09
1Q10
Other SE
National
Other MW
Michigan
Florida

1,000
800
600
400
200
-
1Q09
2Q09
3Q09
4Q09
1Q10
Other SE
National
Other MW
Michigan
Florida

28

Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Non-performing assets and net charge-offs:
Geographic view*

FIFTH THIRD BANK

18%
15%
6%
15%
12%
4%
0%
14%
16%

17%
17%
5%
9%
2%
3%
11%
6%
30%

12%
17%
3%
7%
1%
1%
4%
8%
47%

21%
37%
8%
12%
6%
2%
7%
7%

Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• Total NPAs of $3.1B
• Homebuilder/developer NPAs of $520M;
represent 17% of total NPAs
• Commercial NPAs of $2.4B; down 5% from
the previous quarter
• Consumer NPAs of $715M; up 1% from the
previous quarter
C&I^ (27%) CRE (50%) Residential (19%) Other Consumer (4%)
Residential
$590M
19%
C&I^
$843M
27%
Other
$96M
4%
CRE
$1.6B
50%
^ C&I includes commercial lease
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.

Fifth Third Bank | All Rights Reserved
Improving nonperforming loan flows
Commercial ($ in millions)
Beginning NPL amount $1,406 $1,937 $2,110 $2,430 $2,392
New nonaccrual loans 799 544 832 602 405
Paydowns, transfers, and sales (157) (190) (246) (332) (425)
Charge-offs (111) (181) (266) (308) (200)
Ending Commercial NPL $1,937 $2,110 $2,430 $2,392 $2,172
Consumer
Beginning NPL amount $457 $459 $477 $517 $555
New nonaccrual loans 157 125 160 152 137
Net other activity (155) (107) (120) (114) (131)
Ending Consumer NPL $459 $477 $517 $555 $561
Total
Total NPL $2,396 $2,587 $2,947 $2,947 $2,733
Total new nonaccrual loans $956 $669 $992 $754 $542
$2,396
$2,587
$2,947
$2,733
NPL rollforward
1Q09 2Q09 3Q09 4Q09 1Q10
Total NPLs New non-accrual loan flows
1,937
2,110
2,430
2,392
2,172
459
477
517
555
561
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1Q09 2Q09 3Q09 4Q09 1Q10
Commercial Consumer
$2,947
$799
$544
$832
$602
$405
$157
$125
$160
$152
$137
$0
$200
$400
$600
$800
$1,000
1Q09 2Q09 3Q09 4Q09 1Q10
Total Commercial Consumer

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008 and
2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, over $1.3B (76%) are current
— $940M of those have been current more than 6 months,
approximately half of which have been current more than a
year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current loans once a vintage approaches 12 months since modification
Delinquent TDRs total $415M (24%)
Of $1.8B in consumer TDRs, $1.5B are on accrual status and $271M are nonaccruals
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 3Q09; industry data cumulative through 3Q09
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through Sept. 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    $386M
Current consumer TDRs ($ MMs)
0%
10%
20%
30%
40%
50%
3 4 5 6 7 8 9 10 11 12
0%
10%
20%
30%
40%
50%
60%
70%
3 months 6 months 9 months 12 months
448
617
416
208
62
<6 months
6-12 months
12-18 months
18-24 months
24+ months

FIFTH THIRD BANK

FL
7%
MI
15%
OH
21%
IN
6%
IL
14%
KY
5%
TN
3%
NC
1%
Other
28%

Accomodation
2%
Auto
Manufacturing
1%
Construction
5%
Finance &
Insurance
16%
Manufacturing
20%
Real Estate
7%
Retail Trade
3%
Auto Retailers
3%
Wholesale
Trade
8%
Other
35%

16
Fifth Third Bank | All Rights Reserved
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• 32% of 1Q10 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $3.2B; 1Q10
NCO ratio of 6.6%
– 1Q10 C&I loss rate of 2.5%, excluding loans to real
estate related industries, 1.9%
• FL represented 16% of 1Q10 losses, 7% of loans; MI
represented 27% of losses, 15% of loans
* NPAs exclude loans held-for-sale.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $28,617 $28,409 $26,175 $25,683 $26,131
90+ days delinquent $131 $142 $256 $118 $63
as % of loans 0.46% 0.50% 0.98% 0.46% 0.24%
NPAs $675 $634 $790 $781 $788
as % of loans 2.36% 2.23% 3.02% 3.04% 3.02%
Net charge-offs $103 $177 $256 $183 $162
as % of loans 1.45% 2.53% 3.70% 2.81% 2.49%
C&I

Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
13%
MI
27%
Other
5%
NC
6%
TN
2%
KY
4%
IL
10%
IN
6%
OH
27%

Auto Manufacturing
0%
Accomodation
4%
Construction
9%
Other
21%
Finance & Insurance
1%
Manufacturing
4%
Wholesale Trade
2%
Auto Retailers
3%
Retail Trade
4%
Real Estate
52%

©

Fifth Third Bank | All Rights Reserved
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
• Owner occupied 1Q10 NCO ratio of 2.1%, other non-owner
occupied 1Q10 NCO ratio of 4.5%
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 40% of total loans, 53% of total losses in 1Q10
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $12,560 $12,407 $12,105 $11,803 $11,744
90+ days delinquent $124 $131 $184 $59 $44
as % of loans 0.99% 1.06% 1.52% 0.50% 0.38%
NPAs $718 $791 $968 $985 $1,002
as % of loans 5.72% 6.37% 8.00% 8.34% 8.53%
Net charge-offs $77 $85 $118 $142 $99
as % of loans 2.50% 2.73% 3.82% 4.69% 3.42%
Commercial mortgage
* NPAs exclude loans held-for-sale.

Fifth Third Bank | All Rights Reserved
Commercial construction*
Accomodation
1%
Auto Retailers
0%
Finance &
insurance
3%
Construction
33%
Manufacturing
1%
Real estate
49%
Retail Trade
1%
Other
11%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
• Owner occupied 1Q10 NCO ratio of 4.6%, other non-owner
occupied 1Q10 NCO ratio of 9.7%
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 29% of total loans, 40% of total losses in 1Q10
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $4,745 $4,491 $4,147 $3,784 $3,277
90+ days delinquent $49 $60 $168 $16 $9
as % of loans 1.02% 1.34% 4.04% 0.44% 0.28%
NPAs $597 $735 $751 $707 $569
as % of loans 12.59% 16.36% 18.11% 18.68% 17.36%
Net charge-offs $76 $79 $126 $135 $78
as % of loans 6.21% 6.76% 11.56% 13.28% 8.57%
Commercial construction
* NPAs exclude loans held-for-sale.
MI
11%
OH
32%
IN
6%
KY
3%
TN
4%
NC
7%
FL
18%
IL
10%
Other
9%

Fifth Third Bank | All Rights Reserved
Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Currently making no new loans to builder/developer sector
•
Residential & land valuations under continued stress
• 3% of commercial loans; 2% of total loans
• Balance by product approximately 39% Construction,
47% Mortgage, 14% C&I
MI
17%
OH
23%
IN
7%
IL
5%
KY
4%
TN
4%
NC
15%
Other
3%
FL
22%
C&I
14%
Commercial
construction
39%
Commercial
mortgage
47%
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $2,322 $2,102 $1,846 $1,563 $1,324
90+ days delinquent $37 $53 $79 $19 $6
as % of loans 1.59% 2.51% 4.29% 1.19% 0.43%
NPAs $554 $613 $600 $548 $520
as % of loans 23.87% 29.14% 32.51% 35.09% 39.28%
Net charge-offs $64 $76 $108 $110 $81
as % of loans 10.73% 14.06% 21.92% 26.25% 22.89%
Homebuilders/developers
* NPAs exclude loans held-for-sale.

MI
14%
OH
23%
IN
5%
IL
9%
KY
4%
TN
2%
NC
5%
Other
10%
FL
28%

Fifth Third Bank | All Rights Reserved
Residential mortgage
1    liens: 100% ; weighted average LTV: 78%
Weighted average origination FICO: 724
Origination FICO distribution:  <660 11%; 660-689 8%; 690-719
12%; 720-749 14%; 750+ 31%; Other ^ 24%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 26%; 70.1-80 41%; 80.1-90
11%; 90.1-95 6%; >95% 16%
Vintage distribution: 2010 2%; 2009 6%; 2008 13%; 2007 16%;
2006 15%; 2005 24%; 2004 and prior 24%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
FL portfolio 28% of loans driving 53% of total losses
FL lots ($260M) running at 29% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $8,875 $8,489 $8,229 $8,035 $7,918
90+ days delinquent $231 $242 $198 $189 $157
as % of loans 2.60% 2.85% 2.41% 2.35% 1.98%
NPAs $475 $475 $484 $523 $521
as % of loans 5.35% 5.59% 5.89% 6.51% 6.57%
Net charge-offs $75 $112 $92 $78 $88
as % of loans 3.27% 5.17% 4.38% 3.82% 4.46%
Residential mortgage
st

Fifth Third Bank | All Rights Reserved
Home equity
1 liens: 29%; 2 liens: 71%
Weighted average origination FICO: 757
Origination FICO distribution: <660 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 49%; Other 10%
Average CLTV: 75% Origination CLTV distribution: <=70 43%; 70.1-80 23%;
80.1-90 17%; 90.1-95 6%; >95 10%
Vintage distribution: 2010 1%; 2009 5%; 2008 11%; 2007 12%; 2006 16%;
2005 15%; 2004 and prior 41%
% through broker channels: 16% WA FICO: 739 brokered, 760 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 16% of portfolio in broker product driving approximately 40%
total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third 1 liens
Sequential improvement generally due to lower losses in FL
2005/2006 vintages represent 31% of portfolio; account for 56% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
33%
IN
9%
IL
13%
KY
8%
Other
1%
FL
9%
NC
5% TN
1%
MI
21%
OH
25%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
2%
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $2,225 $2,125 $2,028 $1,948 $1,906
90+ days delinquent $42 $34 $38 $33 $29
as % of loans 1.91% 1.58% 1.87% 1.72% 1.53%
Net charge-offs $30 $39 $30 $34 $30
as % of loans 5.46% 7.41% 5.96% 7.02% 6.31%
Home equity - brokered
($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10
Balance $10,486 $10,386 $10,349 $10,226 $10,280
90+ days delinquent $61 $63 $66 $65 $60
as % of loans 0.59% 0.61% 0.64% 0.64% 0.58%
Net charge-offs $42 $49 $49 $48 $43
as % of loans 1.62% 1.91% 1.89% 1.85% 1.65%
Home equity - direct
st
nd
nd
st

7%
1%
22%
13%
20%
29%
8%

1%
1%
14%
31%
0%
33%
20%

3%
4%
9%
20%
15%
36%
13%

©

Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
* NPAs exclude loans held-for-sale.
($ in millions) Loans (bn)
% of
FITB NPAs (mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.7            7% 128                      16% 27          16%
Commercial mortgage 1.5            13% 295                      29% 20          20%
Commercial construction 0.6            18% 174                      31% 16          21%
Commercial lease 0.0            1% 2                          4% -         0%
Commercial 3.9            9% 599                      25% 63          18%
Mortgage 2.2            28% 271                      52% 46          53%
Home equity 1.0            8% 6                          9% 11          15%
Auto 0.5            5% 2                          8% 4            12%
Credit card 0.1            6% 7                          7% 5            12%
Other consumer 0.0            2% 0                          22% 0            9%
Consumer 3.8            12% 286                      40% 67          28%
Total 7.7            10% 885                      28% 130        22%

FIFTH THIRD BANK

2%
0%
8%
31%
20%
9%
2%
3%
25%

4%
1%
4%
27%
10%
2%
10%
42%

3%
6%
0%
32%
15%
9%
11%
24%

©

Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
* NPAs exclude loans held-for-sale.
($ in millions) Loans (bn)
% of
FITB NPAs (mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 3.9            15% 143                      18% 44          27%
Commercial mortgage 3.2            27% 218                      22% 33          33%
Commercial construction 0.4            11% 51                        9% 15          19%
Commercial lease 0.2            6% 9                          16% 2            0%
Commercial 7.7            17% 421                      17% 94          27%
Mortgage 1.1            14% 51                        10% 13          15%
Home equity 2.6            21% 22                        32% 21          28%
Auto 1.0            10% 4                          16% 3            11%
Credit card 0.3            16% 23                        22% 8            19%
Other consumer 0.1            10% 0                          11% 1            13%
Consumer 5.1            16% 100                      14% 46          19%
Total 12.8          16% 521                      17% 140        24%

FIFTH THIRD BANK

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©

Fifth Third Bank | All Rights Reserved
Deposit share momentum
Source: FDIC, SNL Financial; branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits.
•
Continued focus on
customer satisfaction
and building full
relationships has
given strong
momentum to the
retail network
•
Fifth Third grew
deposits in 15 of 16
affiliate markets in
2009
–
Modest attrition in
North Carolina
acquisition market
•
Fifth Third grew
deposit market share
in 75% of affiliate
markets in 2009
Affiliate
5/3 Deposit (08-09)
5/3 Market Share
Name
Deposit
($) (%)
Share
2009 2008
Chicago 788,601 9.8% 4.0% 3.8%
Northeastern Ohio 606,708 17.0% 4.2% 3.8%
South Florida 579,342 21.1% 3.1% 2.8%
Eastern Michigan 418,525 11.9% 5.4% 5.0%
Central Florida 338,091 28.9% 3.0% 2.5%
Tampa 334,080 24.5% 3.5% 3.1%
Central Ohio 213,971 5.6% 11.1% 11.2%
Cincinnati 212,656 2.2% 21.5% 21.9%
Southern Indiana 195,169 8.6% 4.1% 4.0%
Louisville 194,593 13.0% 8.9% 8.2%
Northwestern Ohio 177,122 7.5% 16.2% 15.4%
Western Michigan 149,252 2.1% 18.4% 18.4%
Tennessee 142,615 12.8% 3.5% 3.3%
Central Indiana 139,354 4.7% 8.4% 8.3%
Central Kentucky 2,608 0.3% 8.1% 8.7%
North Carolina (113,631) -4.4% 4.8% 5.3%

FIFTH THIRD BANK

80%
75%
70%
65%
60%
55%
50%
45%
40%
35%
30%
76%
66%
64%
62%
60%
60%
59%
56%
56%
54%
54%
50%
49%
ZION MTB FITB CMA WFC STI HBAN PNC RF MI USB BBT KEY

1.5%
1.0%
0.5%
0.0%
1.43%
1.35%
1.35%
1.31%
1.29%
1.12%
1.10%
1.04%
1.02%
0.94%
0.80%
0.78%
0.49%
KEY MI HBAN BBT RF STI ZION USB FITB PNC MTB WFC CMA

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Spread
C&I Yield
1 Month Libor

Liability mix and pricing discipline drive
strong net interest income/NIM results
• Strong, deposit rich core funding mix
supports relatively low cost of funds
– Low reliance on wholesale funding
• Continued pricing discipline on
commercial loans, consistent with market
trends toward better risk-adjusted spreads
– C&I spreads over 1-month LIBOR
have increased more than 150 bps in
the past two years
Source: SNL and company reports. Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits and interest-bearing liabilities; Transaction deposits defined as DDA, NOW and Savings/MMDA accounts.
Avg. Transaction Deposits / Avg. Liabilities
C&I Spread to 1-month LIBOR
1Q10 Cost of Funds Peer Comparison
Peer average 1.08%
Peer average 57%

Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.